SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Board of Governors Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 240.14a-12


                              PACIFIC STATE BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

           _____________________________________________________________________
     (2)   Aggregate number of securities to which transaction applies:

           _____________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           _____________________________________________________________________
     (4)   Proposed maximum aggregate value of transaction:

           _____________________________________________________________________
     (5)   Total fee paid:

           _____________________________________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:______________________________________________
     (2)   Form, Schedule or Registration Statement No.:________________________
     (3)   Filing Party:________________________________________________________
     (4)   Date Filed:__________________________________________________________

                              PACIFIC STATE BANCORP
                               1899 W. March Lane
                           Stockton, California 95207

                  NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS

         NOTICE IS HEREBY GIVEN TO SHAREHOLDERS that the 2006 Annual Meeting of Shareholders of Pacific State Bancorp ("Bancorp") will be held Thursday, May 11, 2006, at the main office of Pacific State Bank, 6 South El Dorado, Stockton, California, at 4:30 p.m. for the following purposes:

         1. To elect the following nine (9) persons as directors of Bancorp for the ensuing year: Michael L. Dalton, Maxwell M. Freeman, Harold Hand, Patricia Ann Hatton, Steven J. Kikuchi, Yosh Mataga, Steven A. Rosso, Gary A. Stewart and Kathleen Verner. See "PROPOSAL ONE: ELECTION OF DIRECTORS."

         2. To transact any other business which may properly come before the Annual Meeting and any postponement or adjournment thereof.

         Section 16 of the By-Laws of Bancorp provides for the nomination of Directors in the following manner:

         "Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the corporation not less than 21 days nor more than 60 days prior to any meeting of stockholders called for the election of directors; provided however, that if less than 21 days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third-class mail as permitted by Section 6 of these By-Laws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee."

         Only those shareholders of record at the close of business on March 15, 2006, will be entitled to notice of and to vote at the Annual Meeting.

Dated: April 12, 2006                   By Order of the Board of Directors


                                        /s/ STEVEN J. KIKUCHI

                                        Steven J. Kikuchi, Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE.

                                                       Mailed to shareholders on
                                                         or about April 12, 2006

                              PACIFIC STATE BANCORP
                                 PROXY STATEMENT

                               1889 W. March Lane
                           Stockton, California 95207
                            Telephone (209) 870-3200


                     INFORMATION CONCERNING THE SOLICITATION

         This Proxy Statement is furnished to solicit proxies for use at the 2006 Annual Meeting of Shareholders (the "Meeting") of Pacific State Bancorp ("Bancorp"), to be held Thursday, May 11, 2006, at 4:30 p.m. at 6 South El Dorado, Stockton, California, and at any and all adjournments thereof.

Revocability of Proxies

         A form of proxy for voting your shares at the Meeting is enclosed. If you execute and deliver this proxy, you will still have the right to and may revoke it at any time before it is exercised by filing with the Secretary of Bancorp a written revocation or a duly executed proxy bearing a later date. In addition, you may revoke your proxy by attending the Meeting and voting in person.

         Subject to your revocation, all shares represented by your properly executed proxy received in time for the Meeting will be voted by the proxy holders in accordance with your instructions specified on the proxy. UNLESS YOU OTHERWISE DIRECT IN THE ACCOMPANYING PROXY, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED "FOR" THE NOMINEES FOR ELECTION OF DIRECTORS NAMED HEREIN. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

Persons Making the Solicitation

         The Board of Directors of Bancorp is making this solicitation. All associated expenses will be borne by Bancorp. Proxies will be solicited principally by mail, but officers, directors, and employees of Bancorp may solicit proxies personally or by telephone, without receiving special compensation for such activities. Bancorp will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose stock in Bancorp is held of record by such entities. In addition, Bancorp may employ others to solicit proxies if management deems it advisable.

Voting Securities

         Bancorp is authorized to issue 24,000,000 shares of Common Stock, no par value, of which 3,524,282 shares were issued and outstanding as of March 15, 2006 (the "Record Date"). All common shares are voting shares, but only shareholders of record as of the Record Date are entitled to notice of and to vote at the Meeting and at any and all postponements or adjournments of it. The presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the Meeting will constitute a quorum for the purpose of transacting business.

         Each common share is entitled to one vote at the Meeting, except in the election of directors, in which case California law permits a shareholder or the shareholder's proxy holder to cumulate votes. Cumulation of votes means that each shareholder has a number of votes equal to the number of shares owned by the shareholder, multiplied by the number of directors to be elected, and that a shareholder may cumulate such votes for a single candidate or distribute them among as many candidates as the shareholder deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been placed in nomination prior to the voting, and only if the shareholder (or another shareholder) has given notice at the Meeting, prior to the voting, of the shareholder's intention to cumulate votes. Prior to voting, an opportunity will be given for shareholders or their proxies at the Meeting to announce their intention to cumulate their votes. The proxy holders are given discretionary authority to cumulate votes represented by shares for which they are named in the proxy.

         In an election of directors, California law provides that the nominees receiving the highest number of affirmative votes of the shares entitled to vote for them, up to the number of directors to be elected by such shares, are elected; votes against the director and votes withheld have no effect.

                             PRINCIPAL SHAREHOLDERS

         Except as listed in the table below management of Bancorp does not know of any person who owned, as of the Record Date, beneficially or of record, either individually or together with associates, five percent (5%) or more of the outstanding shares of the Common Stock of Bancorp.

=============================================================================================================

                                          Amount and Nature of Beneficial
           Name and Address                         Ownership(1)                     Percentage of Ownership

=============================================================================================================
Maxwell M. Freeman
1818 Grand Canal Boulevard                          308,000(20,000)                            9.33%
Stockton, CA 95207
-------------------------------------------------------------------------------------------------------------
Hot Creek Capital, L.L.C.
Common Stock                                        289,592                                    8.38%
72,398/9.5%
144 Summit Ridge Way
Gardnerville, Nevada 89410-3178
-------------------------------------------------------------------------------------------------------------
Harold Hand, M.D.                                   275,408(20,000)                            8.40%
36 W. Yokuts, Suite 2
Stockton, CA 95207
-------------------------------------------------------------------------------------------------------------
Steven A. Rosso
1899 W. March Lane                                  217,414(44,000)                            7.44%
Stockton, CA 95207
=============================================================================================================

(1) The first number in this column indicates the total number of shares beneficially owned, including (if specified by the number in parenthesis) the numbers of shares which could be acquired by options exercisable within 60 days of the Record Date.

                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

         The Bylaws of Bancorp fix the number of directors of Bancorp within the range of nine and seventeen; the exact number is set at nine (9) until changed by resolution of the Board of Directors or Bylaw amendment duly adopted by Bancorp's shareholders or the Board of Directors.

Information Concerning Directors

         The table below provides information concerning the nominees of the Board of Directors for election as directors of Bancorp. The persons named are all current members of the Board of Directors, and will be nominated for election as directors at the Meeting, to serve until the 2007 annual meeting of shareholders and until their successors are elected and have qualified.

         Unless otherwise directed, the proxy holders will cast votes so as to effect, if possible, the election of the nine nominees. The nine nominees receiving the most votes will be elected. If any nominee is unable to serve as a director, the proxy will be voted to elect a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected. Additional nominations may only be made by complying with the nomination procedures that are included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.

======================================================================================================

Name                             Age     Director  Principal Occupation
                                         Since
======================================================================================================
Michael L. Dalton, C.P.A.        59      1987      Certified Public Accountant, Certified Financial
                                                   Planner and Registered Investment Adviser.

------------------------------------------------------------------------------------------------------
Maxwell M. Freeman                                 Attorney - Freeman, D'Auito, Pierce, Gurev,
                                 68      2000      Keeling & Wolf, Stockton, California

------------------------------------------------------------------------------------------------------

Harold Hand, M.D.                68      1987      Physician practicing ophthalmology. Owner and
                                                   operator of the Advanced Vision Institute, Inc.
                                                   Staff member of Dameron Hospital and St. Joseph's
                                                   Hospital of Stockton.

------------------------------------------------------------------------------------------------------

Patricia A. Hatton, M.D          56      1988      Physician practicing obstetrics and gynecology.

------------------------------------------------------------------------------------------------------

Steven J. Kikuchi                48      1987      Registered landscape architect, contractor and
                                                   certified nurseryman.

------------------------------------------------------------------------------------------------------

Yoshikazu Mataga                 63      1987      Owner and operator of Tracy Pontiac-Cadillac
                                                   and GMC Truck

------------------------------------------------------------------------------------------------------

Steven A. Rosso                  51      1990      President and Chief Executive Officer of
                                                   Bancorp.

------------------------------------------------------------------------------------------------------

Gary A. Stewart                  56      1998      Executive Vice President and Chief Credit
                                                   Officer of Bancorp

------------------------------------------------------------------------------------------------------

Kathleen M. Verner               63      1988      Co-owner and Vice President of Verner
                                                   Construction Company (residential and
                                                   commercial development firm).

======================================================================================================

Stock Ownership of Management

         The following table lists, as of the Record Date, the number and percentage of shares of Common Stock beneficially owned by each nominee and by the directors and principal officers of Bancorp as a group. The table does not include 173,286 shares held beneficially by Bancorp officers as administrators of the Pacific State Bank Retirement 401(k) Plan.

=================================================================================================================

        Beneficial Owner                     Amount and Nature of Beneficial Ownership(1)           Percent of
                                                                                                      Class
=================================================================================================================
Michael L. Dalton                             126,900(19,800)                       1,920             4.17%
-----------------------------------------------------------------------------------------------------------------
Maxwell M. Freeman                            308,000(20,000)                                         9.33%
-----------------------------------------------------------------------------------------------------------------
Harold Hand, M.D.                             275,408(20,000)                      19,680             8.40%
-----------------------------------------------------------------------------------------------------------------
Patricia A. Hatton, M.D.                      133,250(20,000)                      28,616             4.36%
-----------------------------------------------------------------------------------------------------------------
Steven J. Kikuchi                              81,116(20,000)                          --             2.88%
-----------------------------------------------------------------------------------------------------------------
Yoshikazu Mataga                               97,268(20,000)                          --             3.34%
-----------------------------------------------------------------------------------------------------------------
Steven A. Rosso                               217,414(44,000)                       5,208             7.44%
-----------------------------------------------------------------------------------------------------------------
Gary A. Stewart                                94,331(26,250)                          --             3.43%
-----------------------------------------------------------------------------------------------------------------
Kathleen M. Verner                            138,040(20,000)                          --             4.48%
-----------------------------------------------------------------------------------------------------------------
All directors, nominees and                   878,338(222,450)                     55,424             47.85%
principal officers as a group
(10 in all) (2)
=================================================================================================================

(1) The first number in the first subcolumn indicates the total number of shares beneficially owned, including (as specified by the number in the parenthesis) the number of shares that could be acquired pursuant to stock options exercisable within 60 days of the Record Date. Numbers in the second subcolumn indicate the number of shares (out of the total number of shares beneficially owned) as to which the person or group shares voting and/or investment power.
(2) Principal officers included are the President and Chief Executive Officer, Executive Vice President and Chief Credit Officer, and Senior Vice President and Chief Financial Officer.

Options Outstanding and Available for Issuance at Year-End

         The following table provides information as of December 31, 2005 with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance under the Company's 1997 Stock Option Plan

-------------------------------------------------------------------------------------------------------------------
       Plan category           Number of securities to     Weighted-average       Number of securities remaining
                               be issued upon exercise    exercise price of        available for future issuance
                               of outstanding options,       outstanding          under equity compensation plans
                                 warrants and rights      options, warrants      (excluding securities reflected in
                                                             and rights                     column (a))

                                         (a)                     (b)                            (c)

-------------------------------------------------------------------------------------------------------------------
 Equity compensation                   927,676                  $6.21                         28,304
  plans approved by
  security holders
-------------------------------------------------------------------------------------------------------------------
  Equity compensation
 plans not approved by                    NA                      NA                            NA
   security holders
-------------------------------------------------------------------------------------------------------------------
                                                                                              28,304
           Total                       927,676                  $6.21

-------------------------------------------------------------------------------------------------------------------

The Board of Directors and Committees

         Bancorp's Board of Directors held 14 meetings during 2005. The following members of the Board of Directors, comprising more than a majority, have been determined by the Board to be "independent" in accordance with Marketplace Rule 4200(A)(15) of the NASD: Michael L. Dalton, Maxwell Freeman, Harold Hand, M.D., Patricia A. Hatton, M.D., Steven J. Kikuchi, Yoshikazu Mataga, Kathleen M. Verner. These independent members of the Board met together in three regularly scheduled meetings during 2005 at which only independent directors were present. In addition to meeting as a group to review Bancorp's business, members of the board of directors served on certain standing committees. During 2005, all nominees for director of Bancorp attended more than 75% of the aggregate of the number of meetings held by the board of directors and of all committee meetings on which he or she served with the exception of Phillip Wallace who attended less than 75% due to health restraints. As of March 17, 2006, Mr. Wallace resigned his position from the Board of Directors of Pacific State Bancorp.

         The Personnel Committee held 3 meetings during 2005. Its members include Dr. Harold Hand, Michael L. Dalton, Steven Kikuchi, Steven A. Rosso and Kathleen M. Verner. The Personnel Committee is responsible for determining and/or recommending to the Board the compensation of officers of Bancorp.

Code of Ethics

         The Board has also adopted a Code of Ethics that applies to all of our employees, officers and directors. A copy of the Code, which complies with the definition of a "code of ethics" under section 406(c) of the Sarbanes-Oxley Act of 2002 and the requirements of Marketplace Rule 4350(n), is available upon request to any stockholder. Requests should be addressed in writing to JoAnne Roberts, Chief Financial Officer, Pacific State Bancorp, 1899 W. March Lane, Stockton, CA 95207.

Nominating Procedures and Policies

         Bancorp has a standing Nominating Committee, comprised of at least three independent directors; the current members of the Nominating Committee include all seven independent members of the Board of Directors. These directors are appointed annually by the independent members of the board. Director independence is determined in accordance with Marketplace Rule 4200(A)(15) of the NASD. Under this definition, an independent director is a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship that, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Types of persons deemed not to be independent include (but are not limited to) employees of Bancorp or the Bank; persons (or their family members or affiliate entities) compensated for services other than as a director; and persons (or their family members) who are partners or employees of Bancorp's independent auditors. The nominating committee held one meeting during 2005. The nominating committee's activities are governed by a charter adopted by the Board of Directors, a copy of which charter is attached as Appendix A.

         Bancorp's bylaws prescribe the procedures for direct shareholder nominations of directors. These procedures are reprinted in the Notice of Annual Meeting that accompanies this proxy statement. In his discretion, the chairman of the Annual Meeting may disregard nominations not made in accordance with these procedures and instruct the inspector of elections to disregard all votes cast for such nominees. As a matter of policy, the board of directors will consider for inclusion in Bancorp's proxy statement nominees made in accordance with these procedures and submitted to Bancorp on or before the deadline specified for inclusion of shareholder proposals. For purposes of the 2007 Annual Meeting, that date will be December 15, 2006.

            Each candidate considered by the Nominating Committee is required to complete one or more questionnaires and to provide any additional information which the Nominating Committee considers necessary, including a personal financial statement and a background investigation by an outside firm.

            Candidates are evaluated based on the criteria established by the Nominating Committee, which may include such criteria as a satisfactory background investigation, experience and expertise, financial resources, time availability and community involvement. Candidates selected for consideration as nominees must meet with the Nominating Committee and thereafter with the Board of Directors.

            Any candidates nominated for election to the Board of Directors, including existing members, must be recommended to the Board of Directors by the majority vote of approval of the members of the Nominating Committee and receive a majority of votes in favor of nomination from independent members of the Board of Directors.

Shareholder Communications

            Any shareholder who wishes to communicate with the board or with any committee or individual member may write to the President and Chief Executive Officer at 1899 W. March Lane, Stockton, California 95207, Attention: Board Administration. The letter should indicate that the author is a shareholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

    o Forward the communication to the board or the director or committee to whom it is addressed;
    o Attempt to handle the inquiry directly, for example, if it is a request for information about Bancorp or concerns a stock-related matter; or
    o Not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, is hostile, threatening, illegal or otherwise inappropriate, or is otherwise unrelated to the activities, functions and responsibilities of the board.

Attendance at Annual Meetings

         All of the Company's directors are expected and encouraged to attend annual meetings to the extent possible consistent with their other obligations. All of the directors attended the 2005 Annual Meeting

                             AUDIT COMMITTEE REPORT

                   INFORMATION CONTAINED IN THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY OF THE COMPANY'S FILINGS UNDER THE EXCHANGE ACT, NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY SUCH FILING, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.


         The Audit Committee held 5 meetings during 2005. The Audit Committee consists of the following members of Bancorp's Board of Directors: Michael A. Dalton, Chairman, Yoshikazu Mataga and Patricia Hatton. Michael A. Dalton, CPA is the designated audit committee financial expert. This designation is based upon his experience as a certified public accountant. Each of the members of the Committee is independent as defined under Rule 4200(a)(15), meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), has not participated in the preparation of the financial statements of Bancorp or any of its current subsidiaries at any time during the past three years, and is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. The Board has adopted a written charter to govern the Committee's operations which complies with the requirements of Marketplace Rule 4350(d)(1); a copy of the charter, which the Committee reviews and reassesses annually, is attached as Appendix B.

         The Committee's responsibilities include providing advice with respect to Bancorp's financial matters and assisting the Board of Directors in discharging its responsibilities regarding corporate accounting. The Committee's primary responsibilities are to: (1) serve as an independent and objective party to monitor Bancorp's financial reporting process and internal control system;
(2) review and evaluate the audit efforts of Bancorp's independent accountants and internal auditor; (3) evaluate Bancorp's quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies and business practices; and
(5) facilitate communication among the independent accountants, financial and senior management, counsel, the internal auditor and the Board of Directors.

         The Committee has reviewed and discussed the audited financial statements of Bancorp for the fiscal year ended December 31, 2005 with Bancorp's management. The Committee has discussed with Perry-Smith LLP, Bancorp's independent public accountants ("Perry-Smith"), the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has also received the written disclosures and the letter from Perry-Smith required by Independence Standards Board Standard No. 1

(Independence Discussion with Audit Committees) and the Committee has discussed the independence of Perry-Smith with that firm.

         Based on the Committee's review and discussions noted above, the Committee recommended to the Board of Directors that Bancorp's audited financial statements be included in Bancorp's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.


Submitted by:

Michael A. Dalton, Chairman
Yosh Mataga
Patricia Hatton

                      COMPENSATION AND CERTAIN TRANSACTIONS

Summary Compensation Table

         The following table lists the compensation for the past three fiscal years of executive officers of Bancorp who received, during the fiscal year ended December 31, 2005, annual salary and bonus exceeding $100,000.

===============================================================================================================

                            Annual Compensation
                            -------------------                             Other Annual        All Other
                            Year       Salary             Bonus             Compensation        Compensation(2)
                            ----       ------             -----             ------------        ---------------
Steven A. Rosso             2005       $218,084           $25,000                (1)            $ 45,738
                            2004       $198,083           $20,000                (1)            $  4,927
                            2003       $174,750           $    -0-               (1)            $ 16,830

===============================================================================================================

===============================================================================================================

                            Annual Compensation
                            -------------------                             Other Annual        All Other
                            Year       Salary             Bonus             Compensation        Compensation(2)
                            ----       ------             -----             ------------        ---------------
Gary A. Stewart             2005       $149,283           $10,000                (1)            $ 33,041
                            2004       $132,500           $10,000                (1)            $  3,975
                            2003       $117,500           $ 1,000                (1)            $  7,919

===============================================================================================================

===============================================================================================================

                            Annual Compensation
                            -------------------                             Other Annual        All Other
                            Year       Salary             Bonus             Compensation        Compensation(2)
                            ----       ------             -----             ------------        ---------------
JoAnne C. Roberts           2005       $ 86,875           $ 3,000                (1)            $ 14,702
                            2004       $ 76,139           $ 5,000                (1)            $ 13,162
                            2003       $ 72,914           $ 3,000                (1)            $  1,595

===============================================================================================================

(1) Includes calculated value of personal use of bank automobile and personal benefit derived from club memberships. The total dollar value of such benefits to Mr. Rosso and Mr. Stewart did not exceed ten percent of the reported annual salary in any one year.

(2) Includes matching contributions to Bancorp's Retirement Plan.

On October 20, 2005, Bancorp entered into a new employment agreement with its president and chief executive officer Steven A. Rosso.

         The principal terms of the agreement include the following:

    o The term of employment is five years ending September 30, 2010, with an automatic one-year renewal unless either party gives written notice of renewal prior to the end of the term. In the event of prior termination without cause, Mr. Rosso is entitled to a severance payment of one year's salary plus continuation of all health and welfare benefits for one year.

    o Starting annual salary is $223,084, with annual adjustments in the discretion of the board of directors.
    o Additional benefits include use of a company automobile, membership in country club and other service clubs, participation in all employment benefits and plans generally available to Company and Bank employees, and reimbursement for Company-related expenses.
    o If Mr. Rosso becomes temporarily or permanently disabled other than as a result of his intentional act, he is to be paid the difference between his contracted rate of compensation and the amounts paid by state disability insurance for a maximum of six months.
    o Incentive compensation is payable tied to certain Bank performance goals.
    o In the event of a change in control of the Company, a pool of five percent (5%) of the total sale value will be established at the close of a transaction above the book value of the Company. Mr. Rosso will be entitled to receive at least sixty percent (60%) of this pool.
    o   Five weeks annual vacation.

Salary Continuation Agreements

            In order to provide long-term incentive to selected senior executive officers, effective September 30, 2003, the Bank entered into Executive Salary Continuation Agreements (each an "SCA") with six current senior officers of the Company, including two of the named executive officers listed on the Summary Compensation Table, Steven A. Rosso and Gary A. Stewart.

            Benefits payable under the SCAs are intended by the Bank to be funded by single-premium life insurance policies that were purchased in connection with entering into the SCAs and of which the Bank is the owner and beneficiary. The cash surrender value of those policies was $4,411,000 at December 31, 2005. Notwithstanding the existence of such policies of insurance, however, the SCAs create no rights or interests in the property or assets of the Bank; the sole obligation of the Bank under the SCAs is an unfunded and unsecured promise to pay money in the future, and the status of any person who may assert a claim pursuant to an SCA is that of an unsecured general creditor of the Bank.

            Generally, each SCA provides the named executive officer with a specified annual money benefit (the "Annual Benefit") payable to the executive or to his named beneficiary or surviving spouse or estate, in that order, for a period of up to 20 years following the executive's retirement upon or after a specified retirement age. If the executive should die or become disabled prior to such specified retirement age, a percentage of the Annual Benefit (on a sliding upward scale depending upon the number of years which elapse between execution of the SCA and the executive's early death or disability) would be payable.

            No Annual Benefit is payable if the executive's employment is terminated for cause or the executive voluntarily terminates his employment with the Company prior to his specified retirement age, but the full Annual Benefit is payable if the executive's employment with the Company is terminated by the Company without cause or in connection with a change in control of the Company. The amount of the Annual Benefit also is subject to reduction if in any year it exceeds the compensation expense which (with respect to the payment of such Annual Benefit) the Company may deduct under the Internal Revenue Code of 1986, as amended (the "Code"), or if any portion of the Annual Benefit not waived by the executive constitutes an "excess parachute" payment under the Code.

            Subject to such contingencies, the following table sets forth information regarding benefits payable under the SCAs which are currently in effect between the Company and Mr. Rosso and Mr. Stewart:

----------------------------------------------------------------------------------------------------------
         Name               Annual          Years Required           Year Annual             Retirement
         ----               Benefit        For Full Benefit       Benefit Commences              Age
                            -------        ----------------       -----------------              ---
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Steven A. Rosso             $134,587              10               September 2019                65
----------------------------------------------------------------------------------------------------------
Gary A. Stewart             $ 93,253              10               September 2015                65
----------------------------------------------------------------------------------------------------------

Stock Option Plans

         As of December 31, 2005, options for a total of 927,676 shares granted to employees, officers and directors of Bancorp were outstanding under the Bancorp's 1997 Stock Option Plan. As of March 31, 2006, options included in this total had been exercised for 11,660 shares. The number of shares currently reserved for issuance of additional options under the 1997 plan is 28,304.

Option Exercises and Year-End Values for 2005

         The following table sets forth, with respect to the executive officers named in the Summary Compensation Table above, the estimated value of options exercised during 2005, and the estimated 2005 year-end value of all unexercised in-the-money options held by such executive officers.


=========================================================================================================
                                                         Number of                    Value of
                                                   Securities Underlying             Unexercised
                        Shares                          Unexercised                 In-the-Money
                     Acquired on     Value            Options (FY-End)            Options (FY-End)
Name                   Exercise    Realized(1)   (Exercisable/Unexercisable)  (Exercisable/Unexercisable)
----                   --------    -----------   ---------------------------  ---------------------------
=========================================================================================================
Steven A. Rosso              -0-          -0-          44,000/66,000              $286,000/$1,144,000

Gary A. Stewart          18,750     $248,690           26,250/62,400              $332,353/$674,400

JoAnne C. Roberts         6,200     $ 77,750            3,800/23,400              $ 44,720/266,400

=========================================================================================================

(1) Represents the difference between the market value and the exercise price of the shares acquired by exercise.

Option Grants in Last Fiscal Year

         There were no options granted to the named executive officers during 2005.

Retirement Plan

         The Pacific State Bank Retirement 401(k) Plan (the "Retirement Plan") is a qualified plan under the Internal Revenue Code which provides profit-sharing benefits to eligible Bank employees at least 18 years of age with not less than 1 month of service. Participating employees may elect to defer up to 15% of salary each pay period as a contribution to the Retirement Plan, and may make voluntary non-deductible contributions in amounts not to exceed 10% of the employee's aggregate compensation since the employee's date of entry into the Retirement Plan. Federal law limits the amounts which can be contributed annually by individual participants; the Bank is required by the Retirement Plan to make matching contributions equal to one-half of employee deferrals up to the first 6% of such deferrals, and in addition may declare year-end bonus and certain other discretionary contributions to all eligible participants. During 2005, the Bank's contributions to the Retirement Plan totaled approximately $30,000. Bank contributions pursuant to the Retirement Plan in 2005 for the benefit of the named individual executive officers of Bancorp are included in the Summary Compensation Table above.

Director Compensation

         Members of the Board of Directors of Bancorp accrued attendance fees of $2,700 per month. A total of $259,000 in directors' fees was paid during 2005. Bancorp's current practice is to pay directors' monthly.

Transactions with Management

         Some of the directors and officers of Bancorp and the companies with which those directors and officers are associated are customers of, and have had banking transactions with, Bancorp in the ordinary course of Bancorp's business, and Bancorp expects to have banking transactions with such persons in the future. In the opinion of Bancorp's management, all loans and commitments to lend in such transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires Bancorp's directors, executive officers and ten percent or more shareholders of Bancorp's equity securities, to file with the Securities and Exchange Commission ("SEC") reports of ownership and reports of changes of ownership of Bancorp's equity securities. Officers, directors and ten percent or more shareholders are required by regulation to furnish Bancorp with copies of all Section 16(a) forms they file. To Bancorp's knowledge, based solely on review of the copies of such reports furnished to Bancorp and written representations that no other reports were required, during the fiscal year ended December 31, 2005, all Section 16(a) filing requirements applicable to Bancorp's directors, executive officers, and beneficial owners of 10% or more of Bancorp's equity securities appear to have been met.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            The accounting firm of Perry-Smith LLP ("Perry-Smith"), registered public accountants, serves Bancorp as its auditors at the direction of the board of directors and Audit Committee of Bancorp. It is anticipated that a representative of Perry-Smith will be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

Audit Fees

            The aggregate fees billed by Perry-Smith for professional services rendered for the audit of Bancorp's annual financial statements for the fiscal year ended December 31, 2005 and for the reviews of the financial statements included in Bancorp's Quarterly Reports on Form 10-Q for that fiscal year were $103,605; related fees for the year ended December 31, 2004 were $95,300. These amounts represented 84% and 88%, respectively, of the total fee paid to Perry-Smith during these years.

Audit-Related Fees

            No audit-related fees were paid to Perry-Smith for professional services during the years 2005 and 2004.

Tax Fees

            The aggregate fees billed by Perry-Smith for all tax services rendered to Bancorp for the fiscal years ended December 31, 2005 and December 31, 2004 were $17,205 and $12,350 respectfully. Those amounts represented 14% and 11.5%, respectively of the total fees paid to Perry-Smith during these years. The audit committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

All Other Fees

            The aggregate fees billed by Perry-Smith for all other services rendered to Bancorp, other than the services described above, for the fiscal years ended December 31, 2005 and December 31, 2004 were $2,130 and $0.00, respectfully. Those amounts represented 2% and 0%, respectively of the total fees paid to Perry-Smith during these years. The fees paid in 2005 are related to an interest rate risk review. The audit committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

         Before each professional service provided by Perry-Smith was rendered to Bancorp, such service was approved by, and its effect upon Perry-Smith's independence was considered by, the Audit Committee.

                              SHAREHOLDER PROPOSALS

         Next year's Annual Meeting of Shareholders of Bancorp is scheduled be held on May 10, 2007. Any shareholder desiring to submit a proposal for action at the 2007 Annual Meeting of Shareholders which is desired to be presented in Bancorp's Proxy Statement with respect to such meeting, should mail such proposal by certified mail, return receipt requested, to Pacific State Bancorp, 1899 W. March Lane, Stockton, California 95207, Attention: Dr. Harold Hand, Chairman of the Board. All such proposals must be received by Bancorp not later than December 15, 2006. Management of Bancorp will have discretionary authority to vote proxies obtained by it in connection with any shareholder proposal not submitted on or before the December 15, 2006 deadline. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included, and other aspects, are regulated by the Securities Exchange Act of 1934, and regulations adopted there under.

                                  OTHER MATTERS

         Management is not aware of any other matters to come before the Meeting. If any other matter not mentioned in this Proxy Statement is brought before the Meeting, the persons named in this enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with the recommendations of management.

Stockton, California

April 11, 2006

PACIFIC STATE BANCORP

         A COPY OF BANCORP'S ANNUAL REPORT ON FORM 10-K WILL BE MAILED FREE OF CHARGE TO ANY SHAREHOLDER UPON REQUEST. REQUESTS MAY BE MADE BY TELEPHONE AT
(209) 870-3200 OR BY LETTER ADDRESSED TO PACIFIC STATE BANCORP, 1899 W. MARCH LANE, STOCKTON, CALIFORNIA 95207.

Appendix A

                              PACIFIC STATE BANCORP

                               BOARD OF DIRECTORS

                          NOMINATING COMMITTEE CHARTER


I.          Membership

            The Nominating Committee shall be comprised of at least three independent directors appointed annually by the independent members of the Board of Directors. Director independence shall be determined in accordance with applicable rules of the Securities and Exchange Commission and the Nasdaq Marketplace Rules.

II.         Purpose

The purpose of the Nominating Committee is to assist the Board of Directors by
(a) establishing criteria for candidates and identifying, evaluating and recommending candidates, including candidates proposed by shareholders, for election to the Board of Directors, and (b) periodically reviewing and making recommendations on the composition of the Board of Directors.

III.        Nomination Process

            1. Candidates shall be evaluated based on the criteria established by the Nominating Committee which may include (a) satisfactory results of any background investigation, (b) experience and expertise, (c) financial resources, (d) time availability, (e) community involvement, and (f) such other criteria as the Nominating Committee may determine to be relevant. Candidates selected for consideration as nominees must meet with the Nominating Committee and thereafter with the Board of Directors.

            2. Any candidate nominated for election to the Board of Directors must (a) be recommended to the Board of Directors by the majority vote of approval of the members of the Nominating Committee and (b) receive a majority of votes in favor of nomination from independent members of the Board of Directors. Directors who are not independent shall not vote, but may be present.

            3. Each candidate recommended by the Nominating Committee shall be required to complete one or more questionnaires and provide such additional information as the Nominating Committee shall deem necessary or appropriate. Such information shall include a personal financial statement and a background investigation using an outside firm which shall, among other matters, (a) verify the accuracy of information provided by the candidate including that the name and social security number is consistent with other information provided, (b) conduct a review of criminal history records, and (c) verify addresses associated with the applicant and identification of persons with whom the applicant has shared addresses.

            4. Nominations for existing members of the Board of Directors must receive a majority of votes in favor of nomination from the other independent directors.

IV.         Frequency of Meetings

            The Nominating Committee shall meet at such times as it may deem appropriate, but not less frequently than annually.

V.          Conflicts

            Any conflicts between the provisions of this Charter and the provisions of the Company's bylaws shall be resolved in favor of the bylaw provisions and nothing contained herein shall be construed as an amendment of the Company's bylaws.

Appendix B

                              PACIFIC STATE BANCORP

                               PACIFIC STATE BANK

                          Board Audit Committee Charter

                              (Adopted 12-05-2002)

        (Reviewed and reassessed by the Audit Committee on May 19, 2005)

I. Purpose

The primary function of the Board Audit Committee (the "committee") is oversight. The committee shall assist the Board of Directors (the "board") in fulfilling its responsibility to oversee management's conduct of the corporation's financial reporting process, the financial reports and other financial information provided by the corporation to the Regulations, Securities and Exchange Commission and the public, the corporation's system of internal accounting and financial controls, and the annual independent audit of the corporation's financial statements.

The committee, subject to any action that may be taken by the full board, shall have the ultimate authority and responsibility to select (subject to shareholder ratification), evaluate and, where appropriate, replace the independent auditor.

The corporation's management is responsible for preparing the corporation's financial statements. The independent auditors are responsible for auditing those financial statements. Management, including the internal audit function and the independent auditors have more time, knowledge and detailed information about the corporation than do committee members. Consequently, in carrying out its oversight responsibilities, the committee is not providing any professional certification as to the independent auditors' work or any expert or special assurance as to the corporation's financial statements, including with respect to auditor independence. Each member of the committee shall be entitled to rely on the integrity of people and organizations from whom the committee receives information and the accuracy of such information, including representations by management and the independent auditors regarding information technology and other non-audit services provided by the independent auditor.

In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the corporation and the authority to retain outside counsel, auditors or other experts for this purpose.

II. Membership

The committee's composition shall meet the requirements of the Audit Committee Policy of the Stock Exchange listing standards.

Accordingly, each member of the committee shall:

       o have no relationship to the corporation that may interfere with the exercise of his or her independence from Management and the Corporation; and

       o be financially literate or become financially literate within a reasonable period of time after appointment to the committee.

    In addition, at least one member of the committee shall have accounting or related financial management expertise.

III. Activities

The following shall be the common recurring activities of the committee in carrying out its oversight function. These activities are set forth as a guide with the understanding that the committee may diverge from this guide as appropriate given the circumstances.

     1. The committee shall make a recommendation to the board prior to the end of each year with respect to the appointment of independent auditors to audit the consolidated financial statements of the corporation and its subsidiaries for the coming year.

     2 The committee shall review from time to time, at least annually, (a) the results of the audits by the corporation's independent auditors of the corporation's consolidated financial statements, (b) the costs of such audits including the fees paid to the independent auditors, (c) any significant deficiency in the design or the operation of internal accounting controls identified by the independent auditors and any resulting recommendations, and (d) the arrangements for and the scope of the independent auditors' audits of the corporation's consolidated financial statements. The committee shall report the foregoing to the board with such recommendations as it may deem appropriate.

     3. The committee shall confer with the Chief Financial Officer, the independent auditors as requested by any of them or by the committee, at least annually, and review their reports with respect to the functioning, quality and adequacy of programs for compliance with the corporation's policies and procedures regarding business ethics, financial controls and internal auditing, including information regarding violations or probable violations of such policies. The committee shall report the foregoing to the board with such recommendations as it may deem appropriate.

     4. The committee shall review with the Chief Financial Officer and management, at least annually, the activities, budget, staffing and structure of the internal auditing function of the corporation and its subsidiaries, including their evaluations of the performance of that function and any recommendations with respect to improving the performance of or strengthening that function. As appropriate, the committee shall review the reports of any internal auditor on a financial safeguard problem which has not resulted in corrective action or has not otherwise been resolved to the auditor's satisfaction at any intermediate level of audit management.

     5. The committee, along with the other members of the board, shall review with management and the independent auditors the audited financial statements to be included in the corporation's annual report on Form 10-K. The committee shall review and consider with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS No. 61"), including deficiencies in internal controls, fraud, illegal acts, management judgments and estimates, audit adjustments, audit difficulties, and the independent auditors' judgments about the quality of the corporation's accounting practices.

     6. As a whole, or through the committee chairman, the committee shall review with the independent auditors and management the corporation's interim financial results to be included in each quarterly report on Form 10-Q. Each such review shall include any matters required to be discussed by SAS No. 61 and shall occur prior to the corporation's filing of the related Form 10-Q, with the Securities and Exchange Commission.

     7. The committee shall: (a) request annually from the independent auditors a formal written statement delineating all relationships between the independent auditors and the corporation consistent with Independence Standards Board Standard Number 1; (b) consider, with a view to auditor independence, the fees payable to the independent auditor for audit services, information technology services, and all other services, for such periods, in such categories and on such bases as the committee may request; (c) discuss with the independent auditors any such disclosed relationships and their impact on the independent auditors' independence; and (d) recommend that the board take appropriate action in response to the independent auditors' report to satisfy itself of the auditors' independence.

     8. The committee shall deliver any report or other disclosure by the committee required to be included in any proxy statement for the election of the corporation's directors under the rules of the Securities and Exchange Commission.

     9. The committee shall review the adequacy of this charter on an annual basis.

     10. The committee shall review major changes to the corporation's auditing and accounting principles and practices based on advice of the independent auditor or the Chief Financial Officer.

     11. The committee shall evaluate, along with the other members of the board, the performance of the independent auditor.

     12. The committee shall review the expenses of officers of the corporation who are also members of the board and such other officers as it may deem appropriate.

     13. The committee shall take such other actions and do such other things as may be referred to it from time to time by the board.

     14. The Committee will meet on a quarterly basis on the monthly immediately following a financial end of quarter.

                                 REVOCABLE PROXY
                              PACIFIC STATE BANCORP

                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 11, 2006

         The undersigned holder of Common Stock, revoking any Proxy heretofore given, hereby constitutes and appoints Steven A. Rosso and Steven J. Kikuchi and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of Common Stock of Pacific State Bancorp, a California corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of Pacific State Bancorp, to be held Thursday, May 11, 2006, at 6 South El Dorado Street, Stockton, California, at 4:30 p.m. or at any adjournments thereof, upon the following items and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any postponements or adjournments thereof.

           THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF
               DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

         THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. UNLESS OTHERWISE DIRECTED BY THE SHAREHOLDER, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING ITEMS:

         1.    To elect as Directors the nominees set forth below.
               [ ]    FOR ALL nominees listed to the right (except as marked to
                      the contrary below).
               [ ]    WITHHOLD AUTHORITY to vote for all nominees listed.

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

                      Michael L. Dalton             Yosh Mataga
                      Maxwell M. Freeman            Steven A. Rosso
                      Harold Hand                   Gary A. Stewart
                      Patricia Ann Hatton           Kathleen Verner
                      Steven J. Kikuchi

         2. In their discretion, to transact such other business as may properly come before the meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.

SHAREHOLDER(S)                                  Number. of Common Shares

------------------------------                  -----------------------

------------------------------                  -----------------------

Date:                                   Please date and sign exactly as your
      ------------------------          name(s) appears. When signing as
                                        attorney, executor, administrator,
                                        trustee, or guardian, please give full
                                        title. If more than one trustee, all
                                        should sign. All joint owners should
                                        sign. WHETHER OR NOT YOU PLAN TO ATTEND
                                        THIS MEETING, PLEASE SIGN AND RETURN
                                        THIS PROXY AS PROMPTLY AS POSSIBLE IN
                                        THE ENCLOSED POST-PAID ENVELOPE.

                                        I/we do [ ] or do not [ ] expect to
                                        attend this meeting.